Exhibit (s)

FS CREDIT INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of FS Credit Income Fund (the "Fund"), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Michael C. Forman and Joshua B. Deringer, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-2 relating to shares of the Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 23th day of February 2023.

/s/ Steven Shapiro
Steven Shapiro

FS CREDIT INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of FS Credit Income Fund (the "Fund"), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Michael C. Forman and Joshua B. Deringer, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-2 relating to shares of the Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 23th day of February 2023.

/s/ Holly Flanagan
Holly Flanagan

FS CREDIT INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of FS Credit Income Fund (the "Fund"), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Michael C. Forman and Joshua B. Deringer, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-2 relating to shares of the Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 23th day of February 2023.

/s/ Brian R. Ford
Brian R. Ford

FS CREDIT INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of FS Credit Income Fund (the "Fund"), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Michael C. Forman and Joshua B. Deringer, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-2 relating to shares of the Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 23th day of February 2023.

/s/ Daniel J. Hilferty
Daniel J. Hilferty

FS CREDIT INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of FS Credit Income Fund (the "Fund"), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Michael C. Forman and Joshua B. Deringer, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-2 relating to shares of the Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 23th day of February 2023.

/s/ Tyson A. Pratcher
Tyson A. Pratcher